                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                            /s/ James R. Barker
                                            -------------------
                                            James R. Barker

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Edward H. Budd
                                       ------------------
                                       Edward H. Budd

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Richard L. Carrion
                                       ----------------------
                                       Richard L. Carrion

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Robert F. Daniell
                                       ---------------------
                                       Robert F. Daniell

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                          /s/ Helene L. Kaplan
                                          --------------------
                                          Helene L. Kaplan

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Charles R. Lee
                                       ------------------
                                       Charles R. Lee

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Sandra O. Moose
                                       -------------------
                                       Sandra O. Moose

                               POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Joseph Neubauer
                                       -------------------
                                       Joseph Neubauer

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Thomas H. O'Brien
                                       ---------------------
                                       Thomas H. O'Brien

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Russell E. Palmer
                                       ---------------------
                                       Russell E. Palmer

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Hugh B. Price
                                       -----------------
                                       Hugh B. Price

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Ivan G. Seidenberg
                                       ----------------------
                                       Ivan G. Seidenberg

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Walter V. Shipley
                                       ---------------------
                                       Walter V. Shipley

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ John W. Snow
                                       ----------------
                                       John W. Snow

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ John R, Stafford
                                       --------------------
                                       John R. Stafford

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Robert D. Storey
                                       --------------------
                                       Robert D. Storey

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Frederic V. Salerno
                                       -----------------------
                                       Frederic V. Salerno

                                POWER OF ATTORNEY

         WHEREAS, VERIZON COMMUNICATIONS INC., a Delaware corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, a registration statement on Form S-8 (the "Registration Statement") relating to up to 200,000,000 shares of Common Stock of the Company to be offered and sold from time to time under the Verizon Communications Inc. Long-Term Incentive Plan.

         NOW, THEREFORE, the undersigned hereby appoints Charles R. Lee, Ivan G. Seidenberg, Frederic V. Salerno and William F. Heitmann and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement and any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with all exhibits thereto and all documents in connection therewith, making such changes in the Registration Statement as such person or persons so acting deems appropriate, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his, her or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 24th day of January, 2002.

                                       /s/ Lawrence R. Whitman
                                       -----------------------
                                       Lawrence R. Whitman